[GRAPHIC APPEARS HERE]

                                   Evergreen
                                        Select Fixed Income Funds


Evergreen Select Adjustable Rate Fund

Evergreen Select Core Bond Fund

Evergreen Select Fixed Income Fund

Evergreen Select Income Plus Fund

Evergreen Select Intermediate Term Municipal Bond Fund

Evergreen Select International Bond Fund

Evergreen Select Limited Duration Fund

Evergreen Select Total Return Bond Fund


Institutional                         [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]
Institutional Service


Prospectus, February 1, 1999


The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES:

Evergreen Select Adjustable Rate Fund .....................................    4
Evergreen Select Core Bond ................................................    6
Evergreen Select Fixed Income Fund ........................................    8
Evergreen Select Income Plus Fund .........................................   10
Evergreen Select Intermediate Term
Municipal Bond Fund (Formerly known
as Evergreen Select Intermediate Tax
Exempt Bond Fund) .........................................................   12
Evergreen Select International Bond Fund ..................................   14
Evergreen Select Limited Duration Fund ....................................   16
Evergreen Select Total Return Bond Fund ...................................   18

GENERAL INFORMATION:

The Funds' Investment Advisors ............................................   20
The Funds' Portfolio Managers .............................................   20
Calculating the Share Price ...............................................   21
How to Choose an Evergreen Fund ...........................................   22
How to Choose the Share Class
That Best Suits You .......................................................   22
How to Buy Shares .........................................................   23
How to Redeem Shares ......................................................   24
Other Services ............................................................   25
The Tax Consequences of
Investing in the Funds ....................................................   25
Fees and Expenses of the Funds ............................................   26
Financial Highlights ......................................................   27
Other Fund Practices ......................................................   35


In general, Funds included in this prospectus seek to provide investors with current income and total return consistent with the preservation of capital and low volatility. The Funds emphasize investments in investment grade debt securities and mortgage and asset-backed securities. Evergreen Select Intermediate Term Municipal Bond Fund primarily seeks to invest in securities exempt from federal income tax.


Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

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INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

[GRAPHIC APPEARS HERE]
RISK FACTORS

What are the specific risks for an investor in the Fund?

[GRAPHIC APPEARS HERE]
PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years? Since inception?

[GRAPHIC APPEARS HERE]
EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

--------------------------------------------------------------------------------
                                    OVERVIEW
--------------------------------------------------------------------------------

Select Fixed Income Funds


typically rely on a combination of the following strategies:

     . investing a portion of their assets in investment grade debt securities, which are bonds rated within the four highest ratings categories by the nationally recognized statistical ratings organizations;

     . investing a portion of their assets in mortgage and asset-backed securities; and

     . selling a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other reasons which the portfolio manager deems necessary.

may be appropriate for investors who:

     . seek high current income consistent with preservation of capital and/or low volatility;

     .    seek to maximize total return; or

     . seek current income exempt from federal income taxes (Intermediate Term Municipal Bond Fund)

Following this overview, you will find information on each Fund's specific investment strategies and risks.

 ................................................................................

--------------------------------------------------------------------------------
Risk Factors For All Mutual Funds

Please remember that mutual fund shares are:

     .    not guaranteed to achieve their investment goal

     . not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

     . subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an Evergreen Select Fixed Income Fund could fluctuate significantly in value over time and could result in a loss of money.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Here are the most important factors that may affect the value of your investment:

Interest Rate Risk
When interest rates go up, the value of debt securities tends to fall. Since your Fund invests a significant portion of its portfolio in debt securities if interest rates rise, then the value of and total return earned on your investment may decline. When interest rates go down, interest earned by your Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays.

Credit Risk
The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since your Fund invests in debt securities, then the value of and total return earned on your investment may decline if an issuer fails to pay an obligation on a timely basis.

Foreign Investment Risk
A Fund's investment in non-U.S. securities could expose it to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of and total return earned on your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. an investment will not perform as expected.

Below Investment Grade Bond Risk
Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

Mortgage-Backed Securities Risk
Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal.


                                                  SELECT FIXED INCOME FUNDS    1

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                          Select Adjustable Rate Fund


FUND FACTS:

Goal:

 . High Current Income
 . Low Volatility

Principal Investments:

 . Collateralized Mortgage
  Obligations
 . Mortgage-Backed
  Securities
 . U.S. Government
  Obligations

Classes of Shares
Offered in this
Prospectus:

- Institutional
- Institutional Service

Investment Advisor:

 . Evergreen Investment
  Management Company

Portfolio Manager:

 . Gary E. Pzegeo

NASDAQ Symbol:

EKIZX (Institutional)

Dividend Payment
Schedule:

Monthly

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Investment Goal

The Fund seeks a high level of current income consistent with low volatility of principal.

[GRAPHIC APPEARS HERE]
Investment Strategy

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund seeks to provide a relatively stable net asset value per share by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change. The average dollar-weighted reset period of adjustable rate securities held by the Fund will not exceed one year. Normally the Fund invests at least 65% of its assets in mortgage-backed securities or other securities collateralized by or representing an interest in a pool of mortgages, which securities have interest rates that reset at periodic intervals and are issued or guaranteed by the U.S. government, its agencies or instrumentality's, including collateralized mortgage obligations. The Fund may also invest up to 35% of its assets in obligations of the U.S. government, its agencies or instrumentalities.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 .    Interest Rate Risk
 .    Credit Risk
 .    Mortgage-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


2  SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]
PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each calendar year since the Institutional shares' inception on 10/1/91. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)

1989                         [BAR CHART APPEARS HERE]
1990
1991
1992            4.13
1993            5.37
1994            1.06
1995            8.67
1996            6.92
1997            7.23
1998            4.81

Best Quarter:   1st Quarter 1995         3.13%
Worst Quarter:  2nd Quarter 1994        -0.26%


The next table lists the Fund's average year-by-year return by class over the past one and five years and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the 6-month Treasury Bill Index, which is derived from secondary market interest rates as published by the Federal Reserve Bank; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)

                     Inception                           Performance
                       Date                                 Since
                     of Class    1 year  5 year  10 year   10/1/91
----------------------------------------------------------------------
Institutional         10/1/91     4.81%   5.70%    N/A     5.51%
----------------------------------------------------------------------
Institutional
  Service*            5/23/94     4.55%   5.40%    N/A     5.30%
----------------------------------------------------------------------
6-month Treasury
  Bill Index                      4.55%   5.10%   5.38%    4.61%**
----------------------------------------------------------------------

* Performance for the Institutional Service shares prior to its inception is based upon the historical performance of the Institutional shares, the original class offered, the inception of which is 10/1/91, and does not include 12b-1 fees. If such fees were reflected, returns would be lower.

** Performance since 5/23/94 is 5.24%
[GRAPHIC APPEARS HERE]
 EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                  Management         12b-1     Other      Total Fund
                     Fees            Fees    Expenses  Operating Expenses+
----------------------------------------------------------------------------
Institutional       .30%             .00%       .03%         .33%
----------------------------------------------------------------------------
Institutional
  Service           .30%             .25%       .02%         .57%
----------------------------------------------------------------------------
+Actual for the fiscal year ended 9/30/98.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                          Institutional   Institutional Service
---------------------------------------------------------------
After 1 year                   $34                $58
---------------------------------------------------------------
After 3 years                 $106               $183
---------------------------------------------------------------
After 5 years                 $185               $318
---------------------------------------------------------------
After 10 years                $418               $714
---------------------------------------------------------------

                                                     SELECT FIXED INCOME FUNDS 3

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                             Select Core Bond Fund

FUND FACTS:

Goal:

 . Maximize Total Return

Principal Investments:

 . Investment Grade Debt
  Securities
 . Mortgage and Asset-Backed
  Securities
 . U.S. Treasury and
  Agency Obligations

Classes of Shares
Offered in this
Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment
  Management

Portfolio Managers:

 . Robert Cheshire
 . Bruce J. Besecker

NASDAQ Symbols:

ESBIX  (Institutional)
ESBSX (Institutional
Service)

Dividend Payment
Schedule:

Monthly

[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital appreciation.

[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund invests at least 65% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. In addition, the Fund may invest in foreign securities and mortgage and asset-backed securities. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. While the Fund does not currently intend to invest a significant portion of its assets in below investment grade securities, up to 35% of the Fund's total assets may be invested in these securities. The Fund currently expects to maintain a dollar-weighted average maturity of seven to nine years.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 . Interest Rate Risk

 . Credit Risk
 . Mortgage-Backed Securities Risk
 . Foreign Investment Risk
 . Below Investment Grade Bond Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


4 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]
Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund for the past ten calendar years. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

1989            13.33
1990             7.85
1991            17.32
1992             6.73
1993            12.07
1994            -4.26
1995            16.52
1996             2.93
1997             8.40
1998             8.36

Best Quarter:   2nd Quarter 1989         7.54%*
Worst Quarter:  1st Quarter 1994        -3.28%*

The next table lists the Fund's average year-by-year return by class over the past one, five and ten years and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Aggregate Bond Index, which is an index comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

                          Inception                                 Performance
                            Date                                       Since
                          of Class      1 year      5 year  10 year   2/28/86
-------------------------------------------------------------------------------
Institutional             12/19/97       8.36%       6.16%   8.75%     8.11%
-------------------------------------------------------------------------------
Institutional
  Service                  3/9/98        8.12%       5.91%   8.48%     7.84%
-------------------------------------------------------------------------------
Lehman Brothers
  Aggregate Bond Index                   8.69%       7.27%   9.26%     8.83%**
-------------------------------------------------------------------------------
*Fund performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on 11/21/97. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional - 5 year=6.27%, 10 year=8.86% and since 2/28/86=8.21%; Institutional Service - 5 year=6.00%, 10 year=8.58% and since 2/28/86=7.94%. The mutual fund has three classes of shares, Institutional, Institutional Service and Charitable. The Institutional share performance information for the period from 11/24/97 through 12/19/97 (class inception date) is based upon the historical performance of the Charitable shares, the original shares offered. The Institutional Service share performance information for the period from 11/24/97 through 3/9/98 (class inception date) is based upon the historical performance of the Charitable shares and therefore does not reflect 12b-1 fees. Performance for the Institutional Service shares for this period would be lower had the 12b-1 fees been included.

**Performance since 12/31/97 is 8.68%, and since 3/2/98 is 7.39%, [GRAPHIC APPEARS HERE]
EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                        Management     12b-1      Other          Total Fund
                           Fees        Fees      Expenses  Operating Expenses++
--------------------------------------------------------------------------------
Institutional              .40%        .00%        .13%             .53%
--------------------------------------------------------------------------------
Institutional
  Service                  .40%        .25%        .13%             .78%
--------------------------------------------------------------------------------
+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .42% and Institutional Service shares would be .67%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                                Institutional        Institutional Service
--------------------------------------------------------------------------------
After 1 year                        $54                      $80
--------------------------------------------------------------------------------
After 3 years                      $170                     $249
--------------------------------------------------------------------------------
After 5 years                      $296                     $433
--------------------------------------------------------------------------------
After 10 years                     $665                     $966
--------------------------------------------------------------------------------

                                                     SELECT FIXED INCOME FUNDS 5

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                            Select Fixed Income Fund

FUND FACTS:

Goal:

 . High Current Income
 . Preservation of Capital

Principal Investments:

 . Investment Grade Debt
  Securities
 . U.S. Treasury and
  Agency Obligations
 . Mortgage and Asset-Backed
  Securities

Classes of Shares
Offered in this
Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment
  Management

Portfolio Manager:

 . Thomas L. Ellis

NASDAQ Symbols:

ESFIX  (Institutional)
ESFSX (Institutional Service)

Dividend Payment
Schedule:

Monthly

[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks a high level of current income and a potential for capital appreciation. As a secondary objective, the Fund seeks preservation of capital. [GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund invests at least 65% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. In addition, the Fund may invest in foreign securities and mortgage and asset-backed securities. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. While the Fund does not currently intend to invest a significant portion of its assets in below investment grade securities, up to 35% of the Fund's total assets may be invested in these securities. The Fund intends to maintain a dollar-weighted average maturity not to exceed five years, further the Fund intends to maintain an effective duration of 2 1/4 to 4 1/4 years.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity. [GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 .    Interest Rate Risk
 .    Credit Risk
 .    Mortgage-Backed Securities Risk
 .    Foreign Investment Risk
 .    Below Investment Grade Bond Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


6 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]
Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each of the last ten calendar years. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

1989            11.42
1990            10.78
1991            13.69
1992             5.77
1993             8.13
1994            -2.58
1995            14.54
1996             3.48
1997             6.67
1998             8.06

Best Quarter:   2nd Quarter 1989        6.85%*
Worst Quarter:  1st Quarter 1994       -2.31%*

The next table lists the Fund's average year-by-year return by class over the past one, five and ten years and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Intermediate Government/Corporate Index, which is an index based on all publicly issued intermediate government and corporate debt securities with an average maturity of one to five years; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

                                 Inception                           Performance
                                    Date                                Since
                                  of Class   1 year  5 year  10 year   3/31/71
--------------------------------------------------------------------------------
Institutional                     3/31/71     8.06%   5.88%   7.88%      8.40%
--------------------------------------------------------------------------------
Institutional
  Service                          3/2/98     7.82%   5.63%   7.62%      8.14%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
 Government/Corporate Index                   8.43%   6.60%   8.52%      8.94%**
--------------------------------------------------------------------------------
*Fund performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on 11/21/97. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional - 5 year=5.97%, 10 year=7.98% and since 3/31/71=8.50%; Institutional Service - 5 year=5.71%, 10 year=7.72% and since 3/31/71=8.24%. The Institutional Service share performance information for the period from 11/24/97 through 3/2/98 (class inception date) is based upon the historical performance of the Institutional shares and therefore does not reflect 12b-1 fees. If 12b-1 fees had been included, performance for the Institutional Service shares for this period would be lower.

**The inception date of the index is 12/31/72. Performance is since that date. Performance since 3/2/98 is 7.14%.
[GRAPHIC APPEARS HERE]
EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                      Management     12b-1      Other          Total Fund
                         Fees        Fees     Expenses     Operating Expenses++
--------------------------------------------------------------------------------
Institutional            .50%        .00%       .09%              .59%
--------------------------------------------------------------------------------
Institutional
  Service                .50%        .25%       .09%              .84%
--------------------------------------------------------------------------------
+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .49% and Institutional Service shares would be .74%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                                Institutional   Institutional Service
---------------------------------------------------------------------
After 1 year                       $   60             $   86
---------------------------------------------------------------------
After 3 years                      $  189             $  268
---------------------------------------------------------------------
After 5 years                      $  329             $  466
---------------------------------------------------------------------
After 10 years                     $  737             $1,037
---------------------------------------------------------------------

                                                     SELECT FIXED INCOME FUNDS 7

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                            Select Income Plus Fund

FUND FACTS:

Goal:

 . High Current Income
 . Capital Appreciation

Principal Investments:

 . Investment Grade Debt Securities
 . U.S. Treasury and Agency Obligations
 . Mortgage and Asset-Backed Securities

Classes of Shares Offered in this Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment Management

Portfolio Managers:

 . George Prattos
 . J.P. Weaver

NASDAQ Symbols:

ESIIX  (Institutional)
ESISX (Institutional Service)

Dividend Payment Schedule:

Monthly

[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks a high level of current income and a potential for capital appreciation.
[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund seeks to achieve its objective by actively managing portfolio duration for capital gain opportunities. The Fund also utilizes a proprietary credit analysis and scoring system (Alert) to identify undervalued and overlooked fixed income instruments with potential for appreciation. The Fund invests at least 65% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. In addition, the Fund may invest in foreign securities and mortgage and asset-backed securities. While the Fund does not currently intend to invest a significant portion of its assets in below investment grade securities, up to 35% of the Fund's total assets may be invested in these securities. The Fund currently does not expect to exceed a duration of 6 3/4 years and is unlikely to exceed a dollar-weighted average maturity of 10 years.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity. [GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 . Interest Rate Risk
 . Credit Risk
 . Mortgage-Backed Securities Risk
 .    Foreign Investment Risk
 .    Below Investment Grade Bond Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


8 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]
PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each of the last ten calendar years. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

1989            12.31
1990             8.45
1991            15.26
1992             5.12
1993            11.07
1994            -4.22
1995            18.65
1996             2.14
1997             8.87
1998             7.92

Best Quarter:   2nd Quarter 1989         7.99%*
Worst Quarter:  1st Quarter 1994        -3.46%*

The next table lists the Fund's average year-by-year return by class over the past one, five and ten years and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Government/Corporate Index, which is an index based on 5,500 publicly issued corporate and U.S. government debt rated Baa or better with at least 1 year to maturity and at least $25 million par outstanding; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

                              Inception                              Performance
                                Date                                    Since
                              of Class   1 year    5 year  10 year     8/31/88
--------------------------------------------------------------------------------
Institutional                 8/31/88    7.92%      6.40%   8.37%       8.23%
--------------------------------------------------------------------------------
Institutional
  Service                      3/2/98    7.70%      6.15%   8.11%       7.97%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Corporate Index                          9.47%      7.30%   9.33%       9.35%**
--------------------------------------------------------------------------------
*Fund performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on 11/21/97. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional - 5 year=6.49%, 10 year=8.47% and since 8/31/88=8.33%; Institutional Service - 5 year=6.24%, 10 year=8.21% and since 8/31/88=8.07%. The Institutional Service share performance information for the period from 11/24/97 through 3/2/98 (class inception date) is based upon the historical performance of the Institutional shares and therefore does not reflect 12b-1 fees. If 12b-1 fees had been included, performance for the Institutional Service shares for this period would be lower.

**Performance since 3/2/98 is 8.18%.

[GRAPHIC APPEARS HERE]
EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                           Management    12b-1    Other       Total Fund
                              Fees       Fees   Expenses   Operating Expenses++
--------------------------------------------------------------------------------
Institutional                 .50%       .00%     .08%             .58%
--------------------------------------------------------------------------------
Institutional
  Service                     .50%       .25%     .08%             .83%
--------------------------------------------------------------------------------
+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .48% and Institutional Service shares would be .73%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Institutional   Institutional Service
----------------------------------------------------------
After 1 year              $59               $85
----------------------------------------------------------
After 3 years            $186              $265
----------------------------------------------------------
After 5 years            $324              $460
----------------------------------------------------------
After 10 years           $725            $1,025
----------------------------------------------------------

                                                     SELECT FIXED INCOME FUNDS 9

--------------------------------------------------------------------------------
                                    EVERGREEN
--------------------------------------------------------------------------------

                           Select Intermediate Term
                           Municipal Bond Fund


FUND FACTS:

Goal:

 . Current Income Exempt from Federal Income Taxes

Principal Investment:

 . Municipal Securities

Classes of Shares Offered in this Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment Management

Portfolio Manager:

 . Richard K. Marrone

NASDAQ Symbols:

ESTIX  (Institutional)

ESTSX (Institutional Service)

Dividend Payment Schedule:

Monthly


[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital.

[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

Under normal market conditions, the Fund invests its assets according to applicable guidelines issued by the Securities and Exchange Commission concerning investment in tax-exempt securities. The Fund may not change this investment policy without shareholder approval. To comply with this requirement, the Fund normally invests at least 80% of its assets in securities exempt from federal income tax (including the alternative minimum tax). Up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax and/or taxable obligations. The Fund may invest up to 20% of its assets in below investment grade bonds (not rated below B by Standard & Poor's Rating Services). The Fund will maintain a dollar-weighted average maturity of three to ten years.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 .  Interest Rate Risk
 .  Credit Risk
 .  Below Investment Grade Bond Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


10 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]
PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each of the last ten calendar years. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

                           [BAR CHART APPEARS HERE]

                                  1989   8.22
                                  1990   6.09
                                  1991   8.88
                                  1992   7.41
                                  1993   9.23
                                  1994  -2.74
                                  1995  11.87
                                  1996   3.85
                                  1997   8.54
                                  1998   5.86

Best Quarter:   1st Quarter 1995        4.25%*
Worst Quarter:  1st Quarter 1994       -2.69%*

The next table lists the Fund's average year-by-year return by class over the past one, five and ten years or since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal 7-Year Index, which is an index based on municipal bonds having an approximate maturity of seven years; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

                          Inception                             Performance
                             Date                                 Since
                           of Class  1 year  5 year 10 year      1/31/84

Institutional              1/31/84   5.86%   5.36%   6.65%        7.34%
Institutional
  Service                   3/2/98   5.65%   5.11%   6.40%        7.08%
Lehman Brothers Municipal
  7-Year Index                       6.22%   5.84%   6.76%        7.44%**

*Fund performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on 11/21/97. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional - 5 year=5.44%, 10 year=6.75% and since 1/31/84=7.40%; Institutional Service - 5 year=5.20%, 10 year=6.49% and since 1/31/84=7.18%. The Institutional Service share performance information for the period from 11/24/97 through 3/2/98 (class inception date) is based upon the historical performance of the Institutional shares and therefore does not reflect 12b-1 fees. If 12b-1 fees had been included, performance for the Institutional Service shares for this period would be lower.

**The inception date of the index is 1/31/90. Performance is since that date. Performance since 3/2/98 is 5.03%.

[GRAPHIC APPEARS HERE]
EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                       Management   12b-1     Other          Total Fund
                         Fees        Fees    Expenses    Operating Expenses++

Institutional            .60%        .00%      .09%             .69%
Institutional
  Service                .60%        .25%      .09%             .94%

+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .59% and Institutional Service shares would be .84%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Institutional      Institutional Service

After 1 year              $70                   $96
After 3 years            $221                  $300
After 5 years            $384                  $520
After 10 years           $965                $1,155


                                                 SELECT FIXED INCOME FUNDS    11

--------------------------------------------------------------------------------
                                   Evergreen
--------------------------------------------------------------------------------

                        Select International Bond Fund


FUND FACTS:

Goal:

 . Current Income
 . Capital Appreciation

Principal Investment:

 . Investment Grade Debt Obligations of Foreign Issuers

Classes of Shares Offered in this Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . First International Advisers, Ltd.

Portfolio Manager:

 . George McNeill

Dividend Payment Schedule:

Quarterly

[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks capital appreciation and current income.

[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund will invest at least 65% of its total assets in securities or obligations of supranational agencies (such as the World Bank) or issuers or governments located in at least three countries other than the U.S. No more than 5% of the Fund's assets will be invested in debt obligations or similar securities denominated in the currencies of developing countries. Up to 35% of the Fund's total assets may be invested in mortgage and asset-backed securities and/or bank obligations. The Fund currently expects to maintain a dollar-weighted average maturity of five to ten years, and a duration of three and one half to eight years.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 .  Interest Rate Risk
 .  Credit Risk
 .  Foreign Investment Risk
 .  Mortgage-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


12 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]
Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each calendar year since the Institutional shares' inception on 12/15/93. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)

                           [BAR CHART APPEARS HERE]

                                 1989
                                 1990
                                 1991
                                 1992
                                 1993
                                 1994   -9.81
                                 1995   17.68
                                 1996    5.61
                                 1997    3.72
                                 1998    8.97

Best Quarter:   1st Quarter 1995        5.50%
Worst Quarter:  1st Quarter 1994       -5.96%

The next table lists the Fund's average year-by-year return by class over one and five years and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the J.P. Morgan Global Government Bond Non-US Index, which is an index which calculates total return based on gross price (clean price plus accrued interest) and assumes that a coupon received in one currency is immediately reinvested back into the bonds in that country's index; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)

                         Inception                                 Performance
                           Date          1 year  5 year  10 year      Since
                         of Class                                   12/15/93
Institutional            12/15/93        8.97%   4.85%    N/A         4.93%
Institutional
  Service                12/15/93        8.68%   4.59%    N/A         4.67%
JP Morgan Global
  Government
  Bond Non-US Index                     18.28%   8.77%   8.75%        8.77%

[GRAPHIC APPEARS HERE]
Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                       Management  12b-1      Other       Total Fund
                         Fees       Fees    Expenses  Operating Expenses++

Institutional            .60%      .00%       .32%           .92%
Institutional
  Service                .60%      .25%       .32%          1.17%

+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .65% and Institutional Service shares would be .90%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                       Institutional    Institutional Service

After 1 year                $94               $119
After 3 years              $293               $372
After 5 years              $509               $644
After 10 years           $1,130             $1,420


                                                 SELECT FIXED INCOME FUNDS    13

--------------------------------------------------------------------------------
                                   Evergreen
--------------------------------------------------------------------------------

                          Select Limited Duration Fund

FUND FACTS:

Goal:

 . Current Income
 . Preservation of Capital

Principal Investments:

 . Investment Grade Debt Securities
 . U.S. Treasury and Agency Obligations
 . Mortgage and Asset-Backed Securities
 . Foreign Securities

Classes of Shares Offered in this Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment Management

Portfolio Managers:

 . David Fowley
 . Sam C. Paddison
 . Andrew C. Zimmerman

NASDAQ Symbols:

ESDIX   (Institutional)

ESDSX (Institutional Service)

Dividend Payment Schedule:

Monthly



[GRAPHIC APPEARS HERE]
Investment Goal

The Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.

[GRAPHIC APPEARS HERE]
Investment Strategy

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 65% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. In addition, the Fund may invest in municipal and foreign securities. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 .  Interest Rate Risk
 .  Credit Risk
 .  Mortgage-Backed Securities Risk
 .  Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


14 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]
PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Institutional shares of the Fund in each calendar year since the Institutional shares' inception on 4/30/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Institutional Shares (%)*

1995     9.98
1996     4.25
1997     6.50
1998     6.27

Best Quarter:   2nd Quarter 1995        2.93%*
Worst Quarter:  1st Quarter 1996       -0.03%*

The next table lists the Fund's average year-by-year return by class over the past year and since inception (through 12/31/98). This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Merrill Lynch 1-3 Year Treasury Bond Index, which is a subset of the Merrill Lynch Treasury Master Index with a maturity range of between one to three years; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

                        Inception                             Performance
                          Date                                   Since
                        of Class  1 year    5 year  10 year     4/30/94
                        --------  ------    ------  -------     -------
Institutional            4/30/94   6.27%      N/A     N/A        6.13%
Institutional
  Service                7/28/98   6.13%      N/A     N/A        5.89%
Merrill Lynch 1-3 year
  Treasury Bond Index              7.00%     5.99%   7.37%       6.62%**

*Fund performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on 11/21/97. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional - since 4/30/94=6.34%; Institutional Service - since 4/30/94=6.11%. The Institutional Service share performance information for the period from 11/24/97 through 7/28/98 (class inception date) is based upon the historical performance of the Institutional shares and therefore does not reflect 12b-1 fees. If 12b-1 fees had been included, performance for the Institutional Service shares for this period would be lower.

** Performance since 7/28/98 is 3.37%.

[GRAPHIC APPEARS HERE]
EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                      Management  12b-1          Other          Total Fund
                         Fees      Fees         Expenses    Operating Expenses++
Institutional            .30%      .00%           .17%             .47%
Institutional
  Service                .30%      .25%           .17%             .72%

+From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .30% and Institutional Service shares would be .55%.

++Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual Funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                   Institutional      Institutional Service
After 1 year              $48                 $74
After 3 years            $151                $230
After 5 years            $263                $401
After 10 years           $591                $894


                                                    SELECT FIXED INCOME FUNDS 15

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                              Select Total Return
                              Bond Fund


FUND FACTS:

Goal:

 . Maximize Total Return

Principal Investments:

 . Investment Grade Debt Securities
 . U.S. Treasury and Agency Obligations
 . Mortgage-Backed Securities

Classes of Shares Offered in this Prospectus:

 . Institutional
 . Institutional Service

Investment Advisor:

 . Evergreen Investment Management

Sub-Advisor:

 . First International Advisors, Ltd.

Portfolio Managers:

 . Rollin C. Williams
 . Richard Cryan

NASDAQ Symbols:

ESTIX  (Institutional)
ESTSX (Institutional Service)

Dividend Payment Schedule:

Monthly

[GRAPHIC APPEARS HERE]
INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital appreciation, by investing primarily in investment grade fixed income securities with complementary investments in high yield foreign and fixed income securities.

[GRAPHIC APPEARS HERE]
INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview" on page 1.

The Fund pursues a controlled risk approach which uses duration adjustments, sector composition and security selection in an effort to exceed the return of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund currently expects the dollar-weighted average maturity of its investments to range from three to eight years. The Fund invests at least 65% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. In addition, the Fund may invest in foreign securities and mortgage and asset-backed securities. Up to 35% of the Fund's total assets may be invested in below investment grade corporate debt securities, and foreign bonds, including non-dollar denominated bonds.

The Fund may invest in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

[GRAPHIC APPEARS HERE]
RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

 . Interest Rate Risk
 . Credit Risk
 . Mortgage-Backed Securities Risk
 . Foreign Investment Risk
 . Below Investment Grade Bond Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

16 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   Evergreen
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]
Performance

The total return for Institutional shares of the Fund in the calendar period since the Institutional shares' inception on 4/20/98 is 3.13%. Past performance is not an indication of future results.

[GRAPHIC APPEARS HERE]
Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

You pay no shareholder transaction fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

                      Management   12b-1     Other         Total Fund
                         Fees      Fees     Expenses   Operating Expenses**
Institutional            .40%      .00%      .15%           .55%
Institutional
  Service                .40%      .25%      .15%           .80%

*From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for the Institutional shares would be
 .50% and Institutional Service shares would be .75%.

**Estimated for the fiscal year ending 9/30/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                      Institutional       Institutional Service
After 1 year              $56                      $82
After 3 years            $176                     $255


                                                    select fixed income funds 17

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

THE FUNDS' INVESTMENT ADVISORS

Each investment advisor manages a Fund's investments and supervises its daily business affairs. There are three different investment advisors for the Evergreen Select Fixed Income Funds. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $237.4 billion in consolidated assets as of 12/31/98. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company (EIMC) is the investment advisor to:

 .    Select Adjustable Rate Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $8.9 billion in assets for 25 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Evergreen Investment Management (EIM) is the investment advisor to:
 .    Select Core Bond Fund
 .    Select Fixed Income Fund
 .    Select Income Plus Fund
 .    Select Intermediate Term Municipal Bond Fund
 .    Select Limited Duration Fund
 .    Select Total Return Fund

EIM (also known as First Capital Group, or FCG), a division of First Union National Bank (FUNB), has been managing mutual funds and private accounts since 1932 and currently manages $32.9 billion in assets for 43 of the Evergreen Funds. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630.

First International Advisers, Ltd. (FIA) is the investment advisor to:
 .    Select International Bond Fund and the sub-advisor to:
 .    Select Total Return Bond Fund

FIA (formerly known as Analytic . TSA International, Inc.) was acquired by FUNB on August 28, 1998. FIA currently manages approximately $58 million in assets for two of the Evergreen Funds. FIA is located at 25/28 Old Burlington Street, London W1X 1LB, England.

Year 2000 Compliance

The investment advisors and other service providers for the Evergreen Funds are taking steps to address any potential Year 2000-related computer problems. However, there is some risk that these problems could disrupt the Funds' operations or financial markets generally.

European Currency Conversion Risk

Certain countries in Europe converted their different currencies to a single, common currency on January 1, 1999. In connection with this change, investment advisors, mutual funds and their service providers have modified their accounting and recordkeeping systems to handle the new currency. Your investment in the Fund may be adversely affected if these technical modifications have not been implemented properly. Also, the conversion to a single currency may impair the markets for securities denominated in the currencies eliminated, which may also adversely impact your investment.

THE FUNDS' PORTFOLIO MANAGERS

Select Adjustable Rate Fund

Gary E. Pzegeo has been a Vice President and portfolio manager since 1997 and has been a portfolio manager of the Fund since April 1997. Mr. Pzegeo has been an investment professional at EIMC since 1990.

Select Core Bond Fund

Since joining First Fidelity Bank in 1990, which was acquired by FUNB in 1995, Robert Cheshire has been a Vice President and senior portfolio manager. Mr. Cheshire has been a portfolio manager of the Fund since November 1997. He is head of the Newark Taxable Fixed Income Unit and manages the Evergreen Intermediate Term Government Securities Fund.

Bruce J. Besecker, CFA, has been a portfolio manager of the Fund since November 1997. Mr. Besecker has been investing in the fixed income market since 1979, with over 7 years experience in managing or co-managing fixed income mutual funds. The $1.5 billion his group manages in Philadelphia includes one mutual fund and over 40 individual account relationships. Since joining EIM in 1987, Mr. Besecker has served as a Vice President, senior fixed income portfolio manager and unit leader.


18 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

Select Fixed Income Fund

Thomas L. Ellis has been the portfolio manager of the Fund since November 1997. Mr. Ellis has over 29 years of experience in investments. Since joining EIM in 1985, Mr. Ellis has been a Vice President and senior portfolio manager. At EIM he is responsible for the portfolio management of over $1 billion in taxable fixed income assets, including the Fund and Evergreen Short-Intermediate Bond Fund, and 22 separate accounts.

Select Income Plus Fund

George Prattos has been a portfolio manager of the Fund since November 1997. Mr. Prattos has over 18 years of investment experience. Since joining EIM in 1991, Mr. Prattos has been a Vice President and Director of the Specialty Fixed Income Group. He is primarily responsible for managing specialty fixed income products throughout the EIM system. Mr. Prattos became a Senior Vice President of EIM in 1997.

J.P. Weaver has been a portfolio manager of the Fund since November 1997. Mr. Weaver has over 14 years of market experience in fixed income investments. Since joining EIM in 1994, Mr. Weaver has been a Vice President and Director of Fixed Income Research. In addition, he manages several separate accounts within the Specialty Fixed Income Group.

Select Intermediate Term Municipal Bond Fund

Richard K. Marrone has been a portfolio manager of the Fund since November 1997. Mr. Marrone has over 15 years of investment and market experience. Since joining EIM in 1993, Mr. Marrone has been a Vice President and senior portfolio manager.

Select International Bond Fund

George McNeill has been Managing Director of FIA since 1992. Prior to joining FIA, he served as Director for Axe-Houghton, Ltd. From 1989 to 1992. Mr. McNeill has been a portfolio manager of the Fund since December 1993.

Select Limited Duration Fund

David K. Fowley, CFA, has been a portfolio manager of the Fund since November 1997. Mr. Fowley has over 5 years of investment experience. Mr. Fowley joined EIM in July 1992 as a Trust Investment Associate before becoming a Trust Investment Officer in October 1994. Prior to becoming an Assistant Vice President and portfolio manager of EIM in October 1997, Mr. Fowley served as a Trust Investment Officer from 1994 to 1997.

Sam C. Paddison has been a portfolio manager of the Fund since November 1998. Mr. Paddison has over 25 years of institutional investment experience. Since joining EIM in 1996, Mr. Paddison has been Senior Vice President and Managing Director of the Specialty Fixed Income Group-Northern Region. Prior to joining EIM, Mr. Paddison was Head of Strategic Asset and Liability Management for First Fidelity Bank from 1987 to 1996.

Andrew C. Zimmerman has been a portfolio manager of the Fund since November 1998. Mr. Zimmerman joined EIM in 1992 as an Investment Officer of the Specialty Fixed Income Group.

Select Total Return Fund

Rollin Williams, CFA, and Sr. Vice President of EIM, has been a portfolio manager of the Fund since April 1998. Mr. Williams has over 29 years of investment and banking management experience. In addition to managing EIM's Diversified Bond Group Trust, Stable Portfolio Group Trust, Evergreen U.S. Government Fund and bond management for the Evergreen Select Balanced Fund, he is also responsible for the management of over $2.2 billion in fixed income portfolios. Mr. Williams was the head of fixed income investment at Dominion Trust Company in Roanoke, VA, from 1988 until 1993, at which time Dominion was acquired by FUNB and Mr. Williams was named Vice President and senior portfolio manager.

Richard Cryan, Vice President and senior portfolio manager, has been managing the Fund since April 1998. Mr. Cryan has been employed, as a portfolio manager of EIM since June 1994, and as an analyst from April 1992 to June 1994, by EIM since April 1992.

Investment decisions for the foreign bond component of the Fund are made by a committee of three investment professionals at FIA.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open as of the time the Exchange closes (normally 4:00 p.m. Eastern time). We calculate the share price for each share by adding up


                                                 SELECT FIXED INCOME FUNDS 19

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

the total assets of the Fund, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each security held by a Fund is valued using the most recent market quote for that security. If no market quotation is available for a given security, we will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

How To Choose AN EVERGREEN Fund

When choosing an Evergreen Fund, you should:

 .    Most importantly, read the prospectus to see if the Fund is suitable for you.

 .    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

 .    Request any additional information you want about the Fund, such as the
     Statement of Additional Information, Annual Report or Semi-annual Report by calling 1-800-343-2898.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. All of the Funds offer two different institutional classes. Each institutional class of shares has its own expenses. Pay particularly close attention to this fee structure so you know how much you will be paying before you invest.

Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in either class of shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

The Institutional Service shares have adopted a distribution plan which provides for the payment of an annual service fee of up to 0.25% of the average daily net assets of the class for personal service rendered to shareholders and/or the maintenance of accounts. As a result, income distributions paid by the Fund with respect to Institutional Service shares will generally be less than those paid with respect to Institutional shares.


20 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Funds' distributor Evergreen Distributor, Inc. (EDI).

Method

By Phone

Opening an Account

 .    Call 1-800-343-2898 to set up an account number and get wiring instructions
     (call before 12 noon if you want wired funds to be credited that day).

 .    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).

 .    Complete the account application and mail to:
        Evergreen Service Company       Overnight Address:
        P.O. Box 2121                   Evergreen Service Company
        Boston, MA  02106-2121          200 Berkeley St.
                                        Boston, MA  02116

 .    Wires received after 4:00 p.m. Eastern time on market trading days will receive the next market day's closing price.

Adding to an Account

 .    Call the Evergreen Express Line* at 1-800-346-3858 24 hours a day or
     1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

 .    If your bank account is set up on file, you can request either:
     - Federal Funds Wire (offers immediate access to funds) or
     - Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange

 .    You can make an additional investment by exchange from an existing
     Evergreen Fund's account by contacting your investment representative or calling the Evergreen Express Line* at 1-800-346-3858.**

 .    You can only exchange shares within the same class.

 .    There is no sales charge or redemption fee when exchanging funds within the
     Evergreen Fund's family.

 .    Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).

 .    Exchanges are limited to three per calendar quarter, and five per calendar year.

 .    Exchanges between accounts that do not have identical ownership must be in writing with a signature guarantee (see below).


                                                    SELECT FIXED INCOME FUNDS 21

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods

Call Us

Requirements

 .    Call the Evergreen Express Line* at 1-800-346-3858 24 hours a day or
     1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

 .    This service must be authorized ahead of time, and is only available for regular accounts.**

 .    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests after 4 p.m. will be processed the following business day.

 .    We can either:
     - wire the proceeds into your bank account (service charges may apply)
     - electronically transmit the proceeds to your bank account via the Automated Clearing House service
     - mail you a check.

 .    All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe are genuine.

 .    See exceptions list below for requests that must be made in writing.

Write Us

 .    You can mail a redemption request to:
               Evergreen Service Company       Overnight Address:
               P.O. Box 2121                   Evergreen Service Company
               Boston, MA  02106-2121          200 Berkeley St.
                                               Boston, MA  02116

 .    Your letter of instructions must:
     - list the Fund name and the account number
     - indicate the number of shares or dollar value you wish to redeem
     - be signed by the registered owner(s)

 .    See exceptions list below for requests that must be signature guaranteed.

Redeem Your Shares in Person

 .    You may also redeem your shares through participating broker-dealers by delivering a letter as described above to your broker-dealer.

 .    A fee may be charged for this service.

* The Evergreen Express Line is only available to Institutional Service shares.

**Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000,000.

Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and Evergreen Funds against fraud, certain redemption requests must be in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

 .    You want the proceeds transmitted to a bank account not listed on the account

 .    You want the proceeds payable to anyone other than the registered owner(s)
     of the account

 .    Either your address or the address of your bank account has been changed within 30 days


Who Can Provide A Signature Guarantee:
 . Commercial Bank
 . Trust Company
 . Savings Association
 . Credit Union
 . Member of a U.S. stock exchange


22 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

OTHER SERVICES

Evergreen Express Line

(Institutional Service shares only)

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges

Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price (NAV).

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

You may be taxed in two ways:

 .    On Fund distributions (capital gains and dividends)

 .    On the profit you make when you sell any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the Fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Select Intermediate Term Municipal Bond Fund expects that substantially all of their regular dividends will be exempt from federal income tax. Otherwise, the Funds will distribute two types of taxable income to you:

 .    Dividends. To the extent the regular dividends are derived from interest that is not tax exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays either a monthly, quarterly or yearly dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for the Fund is listed under the Fund Facts section in the summary of the Fund previously presented.

 .    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen Select Fixed Income Funds generally distribute capital gains at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers, on sales made after January 1, 1998).

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax


                                                    SELECT FIXED INCOME FUNDS 23

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

return unless the transaction was entered into by a tax-deferred retirement plan or occurred in a money market fund. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fee

The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Institutional Service shares. These fees will increase the cost of your investment. The Fund may use this fee for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses

Other expenses include miscellaneous fees from outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one Fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) the Fund's advisor may waive a portion of the Fund's expenses for a time, reducing its expense ratio.


24 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for Adjustable Rate Fund have been derived from financial information audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The International Bond Fund was formerly Global Bond Fund, a portfolio of CoreFunds, Inc. The International
--------------------------------------------------------------------------------

SELECT ADJUSTABLE RATE FUND
INSTITUTIONAL SHARES

                                                                                           Year Ended September
                                                                                                    30,
                                                                                          ---------------------------
                                Seven Months                             Five Months
                                   Ended             Year Ended             Ended
                           September 30, 1998 (e) February 28, 1998 February 28, 1997 (a)  1996       1995     1994
----------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period             $  9.75              $  9.71             $  9.68        $  9.65    $  9.61  $  9.93
                                  -------              -------             -------        -------    -------  -------
 ......................................................................................................................
 Income from investment
 operations
 ......................................................................................................................
 Net investment income               0.35                 0.64                0.28           0.64(b)    0.63     0.63
 ......................................................................................................................
 Net gains or losses on
  securities (both
  realized and
  unrealized)                       (0.07)                0.04                   0(d)           0       0.01    (0.49)
                                  -------              -------             -------        -------    -------  -------
 ......................................................................................................................
 Total from investment
  operations                         0.28                 0.68                0.28           0.64       0.64     0.14
                                  -------              -------             -------        -------    -------  -------
 ......................................................................................................................
 Less dividends (from net
  investment income)                (0.35)               (0.64)              (0.25)         (0.61)     (0.60)   (0.46)
                                  -------              -------             -------        -------    -------  -------
 Net asset value, end of
 period                           $  9.68              $  9.75             $  9.71        $  9.68    $  9.65  $  9.61
                                  -------              -------             -------        -------    -------  -------
 ......................................................................................................................
 Total return                        2.88%                7.15%               2.97%          6.86%      6.87%    1.43%
 ......................................................................................................................
 Ratios/supplemental data
 ......................................................................................................................
 Net assets, end of
  period (thousands)              $23,174              $25,981             $70,264        $65,974    $23,616  $25,200
 ......................................................................................................................
 Ratios to average net
 assets
 Total expenses                      0.33%(c)             0.30%               0.30%(c)       0.30%      0.30%    0.30%
 ......................................................................................................................
 Net investment income               6.12%(c)             6.63%               6.79%(c)       6.84%      6.61%    5.15%
 ......................................................................................................................
 Portfolio turnover rate               46%                 107%                 44%            85%        56%      63%
 ......................................................................................................................

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                                                                                May 23, 1994
                                                                                            Year Ended        (Date of Initial
                                Seven Months                             Five Months      September 30,       Public Offering)
                                   Ended             Year Ended             Ended         -----------------          to
                           September 30, 1998 (e) February 28, 1998 February 28, 1997 (a)  1996       1995   September 30, 1994
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period              $ 9.76              $  9.72             $ 9.68         $  9.65    $ 9.61        $9.73
                                   ------              -------             ------         -------    ------        -----
 .............................................................................................................................
 Income from investment
  operations
 .............................................................................................................................
 Net investment income               0.33                 0.59               0.28            0.65(b)   0.64         0.17
 .............................................................................................................................
 Net gains or losses on
  securities (both
  realized and
  unrealized)                       (0.08)                0.06                  0(d)        (0.03)    (0.02)       (0.13)
                                   ------              -------             ------         -------    ------        -----
 .............................................................................................................................
 Total from investment
  operations                         0.25                 0.65               0.28            0.62      0.62         0.04
                                   ------              -------             ------         -------    ------        -----
 .............................................................................................................................
 Less dividends (from net
  investment income)                (0.33)               (0.61)             (0.24)          (0.59)    (0.58)       (0.16)
                                   ------              -------             ------         -------    ------        -----
 .............................................................................................................................
 Net asset value, end of
  period                           $ 9.68              $  9.76             $ 9.72         $  9.68    $ 9.65        $9.61
                                   ------              -------             ------         -------    ------        -----
 .............................................................................................................................
 Total return                        2.63%                6.89%              2.97%           6.60%     6.60%        0.35%
 .............................................................................................................................
 Ratios/supplemental data
 .............................................................................................................................
 Net assets, end of
  period (thousands)               $9,645              $10,320             $3,564         $14,361    $2,871        $   1
 .............................................................................................................................
 Ratios to average net
  assets
 Total expenses                      0.57%(c)             0.55%              0.55%(c)        0.55%     0.55%        0.43%(c)
 .............................................................................................................................
 Net investment income               5.82%(c)             6.15%              6.39%(c)        6.64%     6.70%        5.03%(c)
 .............................................................................................................................
 Portfolio turnover rate               46%                 107%                44%             85%       56%          63%
 .............................................................................................................................

(a)The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.
(b)Per share calculations based on weighted average shares outstanding.
(c)Annualized.
(d)Amount represents less than $0.01 per share.
(e)The Fund changed its fiscal year end from the last day of February to September 30, effective September 30 1998.

                                                       SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

Bond Fund information for the periods ended June 30, 1994 to June 30, 1998 has been audited by Ernst & Young LLP, independent auditors. The International Bond Fund information for the period ended September 30, 1998, as well as the tables for each of the other Funds have been derived from financial statements audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.
--------------------------------------------------------------------------------

SELECT CORE BOND FUND
INSTITUTIONAL SHARES

                                                         December 19, 1997
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.68
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             0.51
 ............................................................................
Net gains on securities (both realized and unrealized)            0.34
                                                              --------
 ............................................................................
Total from investment operations                                  0.85
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (0.51)
                                                              --------
 ............................................................................
Net asset value, end of period                                $  11.02
                                                              --------
 ............................................................................
Total return                                                      8.12%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $125,070
 ............................................................................
Ratios to average net assets
 Total expenses                                                   0.42%(a)
 ............................................................................
 Net investment income                                            5.99%(a)
 ............................................................................
Portfolio turnover rate                                             77%
 ............................................................................

-----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                           March 9, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.66
                                                              --------
 .............................................................................
Income from investment operations
 .............................................................................
Net investment income                                             0.35
 .............................................................................
Net gains on securities (both realized and unrealized)            0.36
                                                              --------
 .............................................................................
Total from investment operations                                  0.71
                                                              --------
 .............................................................................
Less dividends (from net investment income)                      (0.35)
                                                              --------
 .............................................................................
Net asset value, end of period                                $  11.02
                                                              --------
 .............................................................................
Total return                                                      6.74%
 .............................................................................
Ratios/supplemental data
 .............................................................................
Net assets, end of period (thousands)                         $    286
 .............................................................................
Ratios to average net assets
 Total expenses                                                   0.68%(a)
 .............................................................................
 Net investment income                                            5.76%(a)
 .............................................................................
Portfolio turnover rate                                             77%
 .............................................................................

(a)Annualized.
SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECT FIXED INCOME FUND
INSTITUTIONAL SHARES

                                                         November 24, 1997
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $   5.96
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             0.31
 ............................................................................
Net gains on securities (both realized and unrealized)            0.16
                                                              --------
 ............................................................................
Total from investment operations                                  0.47
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (0.31)
                                                              --------
 ............................................................................
Net asset value, end of period                                $   6.12
                                                              --------
 ............................................................................
Total return                                                      8.06%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $668,907
 ............................................................................
Ratios to average net assets
 Total expenses                                                   0.52%(a)
 ............................................................................
 Net investment income                                            5.99%(a)
 ............................................................................
Portfolio turnover rate                                             46%
 ............................................................................

----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                           March 9, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $   5.97
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             0.20
 ............................................................................
Net gains on securities (both realized and unrealized)            0.15
                                                              --------
 ............................................................................
Total from investment operations                                  0.35
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (0.20)
                                                              --------
 ............................................................................
Net asset value, end of period                                $   6.12
                                                              --------
 ............................................................................
Total return                                                      5.94%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $  9,808
 ............................................................................
Ratios to average net assets
 Total expenses                                                   0.77%(a)
 ............................................................................
 Net investment income                                            5.65%(a)
 ............................................................................
Portfolio turnover rate                                             46%
 ............................................................................

(a) Annualized.

                                                       SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECT INCOME PLUS FUND
INSTITUTIONAL SHARES

                                                         November 24, 1997
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                         $     5.72
                                                             ----------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                              0.30
 ............................................................................
Net gains on securities (both realized and unrealized)             0.20
                                                             ----------
 ............................................................................
Total from investment operations                                   0.50
                                                             ----------
 ............................................................................
Less dividends (from net investment income)                       (0.30)
                                                             ----------
 ............................................................................
Net asset value, end of period                               $     5.92
                                                             ----------
 ............................................................................
Total return                                                       8.99%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                        $1,367,240
 ............................................................................
Ratios to average net assets
 Total expenses                                                    0.51%(a)
 ............................................................................
 Net investment income                                             6.09%(a)
 ............................................................................
Portfolio turnover rate                                              37%
 ............................................................................

----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES
                                                           March 2, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                         $     5.71
                                                             ----------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                              0.19
 ............................................................................
Net gains on securities (both realized and unrealized)             0.21
                                                             ----------
 ............................................................................
Total from investment operations                                   0.40
                                                             ----------
 ............................................................................
Less dividends (from net investment income)                       (0.19)
                                                             ----------
 ............................................................................
Net asset value, end of period                               $     5.92
                                                             ----------
 ............................................................................
Total return                                                       7.21%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                        $    7,528
 ............................................................................
Ratios to average net assets
 Total expenses                                                    0.75%(a)
 ............................................................................
 Net investment income                                             5.80%(a)
 ............................................................................
Portfolio turnover rate                                              37%
 ............................................................................

(a) Annualized.

SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECT INTERMEDIATE TERM MUNICIPAL BOND FUND
INSTITUTIONAL SHARES

                                                         November 24, 1997
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $  64.84
                                                              --------
 .............................................................................
Income from investment operations
 .............................................................................
Net investment income                                             2.57
 .............................................................................
Net gains on securities (both realized and unrealized)            2.27
                                                              --------
 .............................................................................
Total from investment operations                                  4.84
                                                              --------
 .............................................................................
Less dividends (from net investment income)                      (2.57)
                                                              --------
 .............................................................................
Net asset value, end of period                                $  67.11
                                                              --------
 .............................................................................
Total return                                                      7.61%
 .............................................................................
Ratios/supplemental data
 .............................................................................
Net assets, end of period (thousands)                         $746,874
 .............................................................................
Ratios to average net assets
 Total expenses                                                   0.62%(a)
 .............................................................................
 Net investment income                                            4.59%(a)
 .............................................................................
Portfolio turnover rate                                             47%
 .............................................................................

-----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                           March 2, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $  65.91
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             1.66
 ............................................................................
Net gains on securities (both realized and unrealized)            1.20
                                                              --------
 ............................................................................
Total from investment operations                                  2.86
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (1.66)
                                                              --------
 ............................................................................
Net asset value, end of period                                $  67.11
                                                              --------
 ............................................................................
Total return                                                      4.41%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $  4,736
 ............................................................................
Ratios to average net assets
 Total expenses                                                   0.89%(a)
 ............................................................................
 Net investment income                                            4.35%(a)
 ............................................................................
Portfolio turnover rate                                             47%
 ............................................................................

(a) Annualized.

                                                       SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECT INTERNATIONAL BOND FUND
INSTITUTIONAL SHARES

                                                                                    December 15, 1993
                               Three Months           Year Ended June 30,           (Commencement of
                                  Ended         ----------------------------------   Operations) to
                           September 30, 1998**  1998*    1997*    1996*    1995*    June 30, 1994*
-----------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period            $  9.32        $  9.54  $  9.70  $  9.62  $  9.06       $ 10.00
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Income from investment
  operations
 .....................................................................................................
 Net investment income              0.11(b)        0.47     0.49     0.47     0.62          0.25
 .....................................................................................................
 Net gains or losses on
  securities (both
  realized and
  unrealized)                       0.22          (0.06)    0.09     0.30     0.24         (1.15)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Total from investment
  operations                        0.33           0.41     0.58     0.77     0.86         (0.90)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Less dividends (from net
  investment income)               (0.13)         (0.63)   (0.74)   (0.69)   (0.30)        (0.04)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Net asset value, end of
  period                         $  9.52        $  9.32  $  9.54  $  9.70  $  9.62       $  9.06
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Total return                       3.56%          4.42%    6.18%    8.00%    9.70%        (9.00)%
 .....................................................................................................
 Ratios/supplemental data
 .....................................................................................................
 Net assets, end of
  period (thousands)             $46,607        $36,723  $34,590  $32,998  $26,898       $24,957
 .....................................................................................................
 Ratios to average net
  assets
 Total expenses                     0.76%(a)       0.81%    0.85%    0.71%    0.64%         0.73%(a)
 .....................................................................................................
 Net investment income              4.89%(a)       4.90%    5.14%    5.81%    6.84%         5.04%(a)
 .....................................................................................................
 Portfolio turnover rate               3%            46%      90%      67%     133%          161%
 .....................................................................................................

-----------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                                                    December 15, 1993
                               Three Months           Year Ended June 30,           (Commencement of
                                  Ended         ----------------------------------   Operations)  to
                           September 30, 1998**  1998*    1997*    1996*    1995*    June 30, 1994*
-----------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period            $  9.30        $  9.52  $  9.68  $  9.61  $  9.04       $ 10.00
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Net gains or losses on
  securities (both
  realized and
  unrealized)                       0.23          (0.01)    0.14     0.12     0.24         (1.11)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Income from investment
  operations
 Total from investment
  operations                        0.34           0.39     0.56     0.73     0.85         (0.92)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Net investment income              0.11(b)        0.40     0.42     0.61     0.61          0.19
 .....................................................................................................
 Less dividends (from net
  investment income)               (0.13)         (0.61)   (0.72)   (0.66)   (0.28)        (0.04)
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Net asset value, end of
  period                         $  9.51        $  9.30  $  9.52  $  9.68  $  9.61       $  9.04
                                 -------        -------  -------  -------  -------       -------
 .....................................................................................................
 Total return(c)                    3.61%          4.16%    5.92%    7.74%    9.57%        (9.22)%
 .....................................................................................................
 Ratios/supplemental data
 .....................................................................................................
 Net assets, end of
  period (thousands)             $   129        $   198  $   182  $   152  $   170       $   167
 .....................................................................................................
 Ratios to average net
  assets
 Total expenses                     1.00%(a)       1.06%    1.10%    0.96%    0.89%         0.98%(a)
 .....................................................................................................
 Net investment income              4.65%(a)       4.65%    4.89%    5.56%    6.59%         4.79%(a)
 .....................................................................................................
 Portfolio turnover rate               3%            46%      90%      67%     133%          161%
 .....................................................................................................

(a) Annualized.
(b) Calculation based on average shares outstanding.
(c) Total return does not reflect the sales load charged on the Institutional Service Shares from December 15, 1993 through June 30, 1998.
* On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets to Evergreen Select International Bond Fund. As CoreFund Global Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these financial highlights.
**  The Fund changed its fiscal year end from June 30 to September 30.

SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECT LIMITED DURATION FUND
INSTITUTIONAL SHARES

                                                         November 24, 1997
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.42
                                                              -------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                            0.53(b)
 ............................................................................
Net gains on securities (both realized and unrealized)           0.10
                                                              -------
 ............................................................................
Total from investment operations                                 0.63
                                                              -------
 ............................................................................
Less dividends (from net investment income)                     (0.53)
                                                              -------
 ............................................................................
Net asset value, end of period                                $ 10.52
                                                              -------
 ............................................................................
Total return                                                     6.21%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $70,810
 ............................................................................
Ratios to average net assets
 Total expenses                                                  0.30%(a)
 ............................................................................
 Net investment income                                           5.97%(a)
 ............................................................................
Portfolio turnover rate                                            78%
 ............................................................................

----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                           July 28, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.41
                                                              -------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                            0.11(b)
 ............................................................................
Net gains on securities (both realized and unrealized)           0.11
                                                              -------
 ............................................................................
Total from investment operations                                 0.22
                                                              -------
 ............................................................................
Less dividends (from net investment income)                     (0.11)
                                                              -------
 ............................................................................
Net asset value, end of period                                $ 10.52
                                                              -------
 ............................................................................
Total return                                                     2.12%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $   614
 ............................................................................
Ratios to average net assets
 Total expenses                                                  0.55%(a)
 ............................................................................
 Net investment income                                           5.84%(a)
 ............................................................................
Portfolio turnover rate                                            78%
 ............................................................................

(a) Annualized.
(b) Calculation based on average shares outstanding.

                                                       SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SELECT TOTAL RETURN BOND FUND
INSTITUTIONAL SHARES

                                                           April 20, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $ 100.00
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             3.08
 ............................................................................
Net gains on securities (both realized and unrealized)           (0.29)
                                                              --------
 ............................................................................
Total from investment operations                                  2.79
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (3.08)
                                                              --------
 ............................................................................
Net asset value, end of period                                $  99.71
                                                              --------
 ............................................................................
Total return                                                      2.83%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $135,998
 ............................................................................
Ratios to average net assets
 ............................................................................
 Total expenses                                                   0.41%(a)
 ............................................................................
 Net investment income                                            6.88%(a)
 ............................................................................
Portfolio turnover rate                                             80%
 ............................................................................

----------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

                                                           August 3, 1998
                                                          (Commencement of
                                                        Class Operations) to
                                                         September 30, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period                          $  99.67
                                                              --------
 ............................................................................
Income from investment operations
 ............................................................................
Net investment income                                             1.05
 ............................................................................
Net gains on securities (both realized and unrealized)            0.04
                                                              --------
 ............................................................................
Total from investment operations                                  1.09
                                                              --------
 ............................................................................
Less dividends (from net investment income)                      (1.05)
                                                              --------
 ............................................................................
Net asset value, end of period                                $  99.71
                                                              --------
 ............................................................................
Total return                                                      1.10%
 ............................................................................
Ratios/supplemental data
 ............................................................................
Net assets, end of period (thousands)                         $     24
 ............................................................................
Ratios to average net assets
 Total expenses                                                   0.66%(a)
 ............................................................................
 Net investment income                                            6.51%(a)
 ............................................................................
Portfolio turnover rate                                             80%
 ............................................................................

(a)Annualized.

SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

OTHER FUND PRACTICES

The Funds may invest in a variety of derivative instruments. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives.

The Funds may invest in futures and options. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates and to adjust the portfolio's duration. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

In addition, the Funds may borrow money and lend their securities. Borrowing is a form of leverage that may magnify a Fund's gain or loss. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

--------------------------------------------------------------------------------
Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.
--------------------------------------------------------------------------------


                                                  SELECT FIXED INCOME FUNDS   33

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                                     Notes


34 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                                     Notes


                                                 SELECT FIXED INCOME FUNDS    35

--------------------------------------------------------------------------------
                                   EVERGREEN
--------------------------------------------------------------------------------

                             Evergreen Select Funds


Select Money Market
Select Money Market Fund
Select Treasury Money Market Fund
Select Municipal Money Market Fund
Select 100% Treasury Money Market Fund
Select U.S. Government Money Market Fund

Select Fixed Income
Select Adjustable Rate Fund
Select Core Bond Fund
Select Fixed Income Fund
Select Income Plus Fund
Select Intermediate Term Municipal Bond Fund
Select International Bond Fund
Select Limited Duration Fund
Select Total Return Fund

Select Equity Trust
Select Strategic Value Fund
Select Large Cap Blend Fund
Select Strategic Growth Fund
Select Social Principles Fund
Select Equity Income Fund
Select Small Company Value Fund
Select Core Equity Fund
Select Small Cap Growth Fund
Select Balanced Fund
Select Diversified Value Fund
Select Special Equity Fund
Select Equity Index Fund

Express Line
(Institutional Service shares only)
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


36 SELECT FIXED INCOME FUNDS

--------------------------------------------------------------------------------
                             Quick Reference Guide
--------------------------------------------------------------------------------

1 Evergreen Express Line
  (Institutional Service shares only)
     Call 1-800-346-3858
     24 hours a day to
     . check your account
     . order a statement
     . get a Fund's current price, yield and total return
     . buy, redeem or exchange Fund shares

2  Investor Services
     Call 1-800-343-2898
     Each business day, 8 a.m. to 6 p.m.
     Eastern time to
     . buy, redeem or exchange shares
     . order applications
     . get assistance with your account

3  Information Line for Hearing and Speech
   Impaired (TTY/TDD)
     Call 1-800-343-2888
     Each business day, 8 a.m. to 6 p.m.
     Eastern time

4  Write us a letter
     Evergreen Service Company
     P.O. Box 2121
     Boston, MA  02106-2121
     . to buy, redeem or exchange shares
     . to change the registration on your account
     . for general correspondence

5  For express, registered, or certified mail:
     Evergreen Service Company
     200 Berkeley Street
     Boston, MA  02116-5039

6  Contact us on-line:
     www.evergreen-funds.com

7  Regular communications you will receive:
     Account Statements -- You will receive quarterly statements for each Fund you own.

     Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

     Annual and Semiannual reports -- You will receive a detailed financial report on your Fund(s) twice a year.

     Tax Forms -- Each January you will receive any tax forms you need to file your taxes as well as the Evergreen Tax Information Guide.

     Evergreen Events -- You will receive a periodic newsletter published exclusively for Evergreen shareholders.

--------------------------------------------------------------------------------
For More Information About the
Evergreen Select Fixed Income Funds, Ask for:

The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of portfolio holdings as of a specific date, as well as commentary from the Fund's manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment representative. We will mail material within three business days.

Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov, or, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009. This material can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information, call the SEC at 1.800.SEC.0330.

                          Evergreen Distributor, Inc.
                               125 W. 55th Street
                            New York, New York 10019


                                                                   (811-08365)
48842                                                              541908  RV1
--------------------------------------------------------------------------------
                                                                   -------------
                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   PERMIT NO. 19
                                                                    Hudson, MA
[LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]                         -------------

201 South College St.
Charlotte, NC 28288